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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 1997


                              RC/ARBY'S CORPORATION
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)


                         0-20286                   59-2277791
                         -------                   ----------
                       (Commission               (IRS Employer
                       File Number)           Identification No.)


                            1000 Corporate Drive
                         Fort Lauderdale, Florida          33334
                         ------------------------          -----
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (954) 351-5600




                   -----------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)


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


     This Form 8-K/A of RC/Arby's Corporation ("RCAC") constitutes Amendment No. 1 ("Amendment No. 1") to RCAC's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on May 20, 1997 (the "Form 8-K"). This Amendment No. 1 contains the information required by Items 2 and 7 included in the Form 8-K and reflects an adjustment to the pro forma condensed consolidated financial statements (principally the adjustment to "Facilities relocation and corporate restructuring" included in the adjustment denoted as (a) in the notes to the Pro Forma Condensed Consolidated Statements of Operations contained herein) which was inadvertently omitted from the Form 8-K.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On May 5, 1997, subsidiaries of the Registrant (the "Sellers") completed the sale of their 355 company-owned Arby's restaurants to RTM Restaurant Group ("RTM"), the largest franchisee in the Arby's system, for approximately $71 million, consisting primarily of the assumption of approximately $69 million in mortgage indebtedness and capitalized lease obligations, subject to certain post-closing adjustments.

         As part of the transaction, the Sellers received options to purchase an aggregate 20% interest in each of the RTM affiliates that own the restaurants. Arby's, Inc., a subsidiary of the Registrant, will continue as the franchisor of the 3,030-store Arby's restaurant system.

         A copy of the Stock Purchase Agreement dated February 13, 1997 and a press release relating to the transaction were previously filed by the Registrant as Exhibits 10.1 and 99.1, respectively, to the Current Report on Form 8-K dated February 20, 1997 filed by the Registrant (SEC File No. 0-20286).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated balance sheet of RC/Arby's Corporation and subsidiaries (the "Company") as of March 30, 1997 and condensed consolidated statements of operations of the Company for the year ended December 31, 1996 and for the three months ended March 30, 1997 have been prepared by adjusting such financial statements, as derived and condensed, as applicable, from (i) the audited consolidated financial statements in its Form 10-K for the year ended December 31, 1996 (the "Form 10-K") and (ii) the unaudited condensed consolidated financial statements in its Form 10-Q for the three months ended March 30, 1997 (the "Form 10-Q"), to reflect the sale of the Company's restaurants and related transactions on May 5, 1997, as if such transactions had occurred as of March 30, 1997 for the pro forma condensed consolidated balance sheet and as of January 1, 1996 for the pro forma condensed consolidated statements of operations. Such pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and statements of operations which should be read in conjunction with such statements. Such pro forma condensed consolidated financial statements should also be read in conjunction with the Company's audited consolidated financial statements appearing in the Form 10-K and the Company's unaudited condensed consolidated financial statements appearing in the Form 10-Q. The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had such transactions actually been consummated on March 30, 1997 and January 1, 1996, respectively, or of the future financial position or results of operations of the Company.



                                                           RC/ARBY'S CORPORATION AND SUBSIDIARIES
                                                       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                                       MARCH 30, 1997

                                                                                    AS                PRO FORMA
                                                                                 REPORTED            ADJUSTMENTS         PRO FORMA
                                                                                 --------            -----------         ---------
                                                                                                   (IN THOUSANDS)
                                                                                                     (UNAUDITED)
                                    ASSETS
Current assets:
   Cash and cash equivalents...............................................$      16,879       $          50  (a)    $      12,444
                                                                                                       6,211  (b)
                                                                                                      (6,500) (c)
                                                                                                      (4,196) (d)
   Receivables, net........................................................       37,849               2,977  (e)           40,826
   Note receivable from affiliate .........................................        2,000                 --                  2,000
   Inventories.............................................................       10,598              (2,592) (e)            8,006
   Assets held for sale ...................................................       71,116             (71,116) (a)              --
   Deferred income tax benefit.............................................        8,568                 --                  8,568
   Prepaid expenses and other current assets...............................        6,142                 --                  6,142
                                                                           -------------       -------------         -------------
        Total current assets...............................................      153,152             (75,166)               77,986
Properties, net............................................................       11,505                 --                 11,505
Unamortized costs in excess of net assets of acquired companies............      157,692                 --                157,692
Deferred income tax benefit................................................       24,231                 --                 24,231
Deferred costs and other assets............................................       21,391               1,329  (a)           19,385
                                                                                                        (385) (e)
                                                                                                      (2,950) (f)
                                                                           -------------       -------------         -------------
                                                                           $     367,971       $     (77,172)        $     290,799
                                                                           =============       =============         =============

    LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities:
   Current portion of long-term debt.......................................$      72,053       $     (69,517) (a)    $       2,536
   Note payable to affiliate...............................................       32,600             (24,150) (b)            1,950
                                                                                                      (6,500) (c)
   Accounts payable........................................................       18,344                 --                 18,344
   Accrued expenses........................................................       64,111                (220) (a)           56,176
                                                                                                      (2,369) (b)
                                                                                                      (4,196) (d)
                                                                                                      (1,150) (f)
                                                                           -------------       -------------          ------------
        Total current liabilities..........................................      187,108            (108,102)               79,006
Long-term debt.............................................................      280,764                 --                280,764
Deferred income and other liabilities......................................       14,131                 --                 14,131
Minority interest..........................................................          --                5,434  (b)            5,434
Stockholder's equity (deficit):
   Common stock............................................................            1                 --                      1
   Additional paid-in capital..............................................       44,300              27,296  (b)           71,596
   Accumulated deficit.....................................................     (158,333)             (1,800) (f)         (160,133)
                                                                           -------------       -------------         -------------
        Total stockholder's deficit........................................     (114,032)             25,496               (88,536)
                                                                           -------------       -------------         -------------
                                                                           $     367,971       $     (77,172)        $     290,799
                                                                           =============       =============         =============





     (a) To reflect the sale of restaurants to RTM for (i) the proceeds of $50,000 in cash, a $1,950,000 note due 2000 with a discounted value of $1,329,000 and the assumption by RTM of $54,642,000 of mortgage and equipment notes and $14,875,000 of capitalized lease obligations, (ii) the elimination of the assets held for sale of $71,116,000 and (iii) the recording of the $220,000 net difference against amounts previously accrued.

     (b) To reflect the issuance, in connection with the sale of the restaurants, of 950 common shares (approximately 49% of the common stock after such issuances) of each of two restaurant subsidiaries (the "Restaurant Subsidiaries") of the Company to Triarc Companies, Inc. ("Triarc"), the indirect parent of the Company, in exchange for cash of $6,211,000, a demand note payable to Triarc of $24,150,000 as of March 30, 1997 and accrued interest payable on such note of $2,369,000 as of March 30, 1997. Triarc's 49% interest in the equity of the Restaurant Subsidiaries, after adjustments for the issuance of the stock and the write-off of deferred financing costs, net of tax effect (see (f) below), is reflected as "Minority interest". The excess of the consideration for the stock issued to Triarc over such minority interest is being accounted for as a capital contribution since it resulted from a transaction among a controlled group of companies and is reflected in "Additional paid-in capital".

     (c) To reflect the repayment by the Company, in connection with the sale of the restaurants, of $6,500,000 of an outstanding $6,700,000 note payable to Triarc due February 1998.

     (d) To reflect the payment of $3,252,000 of previously accrued transaction costs, including real estate transfer taxes, mortgage recording costs, fairness opinions and valuations, legal and accounting, and the payment to RTM of $944,000 of reserves for employee benefits.

     (e) To reflect a receivable from RTM for the value of inventories of $2,592,000 and restaurant lease and utility deposits of $385,000 transferred to RTM with settlement due within 30 days.

     (f) To reflect the write-off of previously unamortized deferred financing costs of $2,950,000 less related tax benefit of $1,150,000 relating to the debt assumed by RTM.




                                                           RC/ARBY'S CORPORATION AND SUBSIDIARIES
                                                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                            FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                   AS               PRO FORMA
                                                                                REPORTED           ADJUSTMENTS        PRO FORMA
                                                                                --------           -----------        ---------
                                                                                                 (IN THOUSANDS)
                                                                                                   (UNAUDITED)
Revenues:
   Net sales.................................................................$     409,100      $   (228,031) (a)   $     181,069
   Royalties, franchise fees and other revenues..............................       57,252             9,121  (b)          66,373
                                                                             -------------      ------------        -------------
                                                                                   466,352          (218,910)             247,442
                                                                             -------------      ------------        -------------
Costs and expenses:
   Cost of sales.............................................................      252,811          (187,535) (a)          65,276
   Advertising, selling and distribution.....................................      102,535           (24,764) (a)          77,771
   General and administrative................................................       77,339            (9,913) (a)          67,426
   Reduction in carrying value of long-lived assets impaired or
      to be disposed of......................................................       58,900           (58,900) (a)             --
   Facilities relocation and corporate restructuring ........................        6,350            (2,400) (a)           3,950
                                                                             -------------      ------------        -------------
                                                                                   497,935          (283,512)             214,423
                                                                             -------------      ------------        -------------
        Operating profit (loss)..............................................      (31,583)           64,602               33,019
Interest expense.............................................................      (42,883)            8,421  (c)         (31,898)
                                                                                                       2,564  (d)
Other income, net ...........................................................          562               --                   562
                                                                             -------------       -----------        -------------
        Income (loss) before income taxes....................................      (73,904)           75,587                1,683
Benefit from (provision for) income taxes....................................       23,346           (29,403) (e)          (6,057)
                                                                             -------------       -----------        -------------
        Loss before extraordinary charge.....................................$     (50,558)      $    46,184        $      (4,374)
                                                                             =============       ===========        =============







                                                          RC/ARBY'S CORPORATION AND SUBSIDIARIES
                                               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                         FOR THE THREE MONTHS ENDED MARCH 30, 1997


                                                                                   AS               PRO FORMA
                                                                                REPORTED           ADJUSTMENTS        PRO FORMA
                                                                                --------           -----------        ---------
                                                                                                 (IN THOUSANDS)
                                                                                                   (UNAUDITED)

Revenues:
   Net sales.................................................................$      89,473      $    (52,134) (a)   $      37,339
   Royalties, franchise fees and other revenues..............................       13,314             2,085  (b)          15,399
                                                                             -------------      ------------        -------------
                                                                                   102,787           (50,049)              52,738
                                                                             -------------      ------------        -------------
Costs and expenses:
   Cost of sales.............................................................       51,788           (40,962) (a)          10,826
   Advertising, selling and distribution.....................................       22,165            (5,597) (a)          16,568
   General and administrative................................................       17,562            (2,366) (a)          15,196
   Facilities relocation and corporate restructuring ........................        1,876            (1,706) (a)             170
                                                                             -------------      ------------        -------------
                                                                                    93,391           (50,631)              42,760
                                                                             -------------      ------------        -------------
        Operating profit.....................................................        9,396               582                9,978
Interest expense.............................................................      (10,391)            2,020  (c)          (7,618)
                                                                                                         753  (d)
Other income, net ...........................................................          806               --                   806
                                                                             -------------       -----------        -------------
        Income (loss) before income taxes....................................         (189)            3,355                3,166
Benefit from (provision for) income taxes....................................          125            (1,305) (e)          (1,180)
                                                                             -------------       -----------        -------------
        Income (loss) before extraordinary charge............................$         (64)      $     2,050        $       1,986
                                                                             =============       ===========        =============



(a) To reflect the elimination of the sales, cost of sales, advertising, selling and distribution expenses and allocated general and administrative expenses, the reduction in carrying value of long-lived assets impaired or to be disposed of for the year ended December 31, 1996 related to the sold restaurants and the portion of the facilities relocation and corporate restructuring charge associated with restructuring the restaurant segment in connection with the RTM sale. The allocated general and administrative expenses reflect the portion of the Company's total general and administrative expenses allocable to the operating results associated with the restaurants sold as determined by management of the Company. Such allocated amounts consist of (i) salaries, bonuses, travel and entertainment expenses, supplies, training and other expenses related to area managers who have responsibility for the day-to-day operation of the sold restaurants and (ii) the portion of general corporate overhead (e.g. accounting, human resources, marketing, etc.) estimated to be attributable to the restaurants. Since the Company no longer owns Arby's restaurants but continues to operate as an Arby's franchisor, it is undertaking a reorganization of its restaurant segment eliminating approximately 60 positions in its corporate and field administrative offices and significantly reducing leased office space. The effect of the elimination of income and expenses of the sold restaurants is significantly greater in the year ended December 31, 1996 as compared with the three months ended March 30, 1997 principally due to two 1996 eliminations which did not recur in the 1997 period for (i) the $58,900,000 reduction in carrying value of long-lived assets associated with the restaurants sold and (ii) depreciation and amortization on the long-lived restaurant assets sold, which had been written down to their estimated fair values as of December 31, 1996 and were no longer depreciated or amortized while they were held for sale.

(b) To reflect royalties from the sales of the sold restaurants at the rate of 4%.

(c) To reflect a reduction to interest expense relating to the debt assumed by RTM.

(d) To reflect a reduction to interest expense representing the interest expense recorded during each of the periods presented on the entire outstanding balance of the demand note payable to Triarc by the Company received from Triarc in exchange for the issuance of stock of the Restaurant Subsidiaries and on $6,500,000 of a note payable to Triarc due February 1998 repaid on May 5, 1997 (see adjustments (b) and (c) to the Pro Forma Condensed Consolidated Balance Sheet).

(e) To reflect the income tax effects of the above at the incremental income tax rate of 38.9%.

                                SIGNATURE







         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RC/ARBY'S CORPORATION
                                      (Registrant)



Date: August 4, 1997                  By:      /s/ JOHN L. BARNES, JR.
                                               -----------------------
                                               John L. Barnes, Jr.
                                               Senior Vice President
                                               and Chief Financial Officer